                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            FINANCIAL SUPPLEMENT TO
                                  FORM 8-K/A


             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934 (FEE REQUIRED)

                          Date of Report: May 11, 1996

                                 PRO-DEX, INC.
                                 -------------
             (Exact Name of Registrant as Specified in its Charter)


                          Commission File No. 0-14942



         Colorado                                               84-1261240
- ------------------------------                           -----------------------
State or Other Jurisdiction of                           I.R.S. Employer Identi-
Incorporation or Organization)                                  fication Number)



               1401 Walnut Street, Suite 500, Boulder, CO 80302
         --------------------------------------------------------------
          (Address of Principal Executive Offices, Including Zip Code)


      Registrant's Telephone Number, Including Area Code:  (303) 443-8165

ITEM 7.  Financial Statements and Exhibits.  This Amendment to the Pro-Dex, Inc.
         ---------------------------------
Form 8-K dated May 11, 1996 only amends the Form 8-K of such date to incorporate therein the audited financial statements of Pnu-Light Tool Works, Inc., together with the consolidated and consolidating financial statements of the Registrant, taking account of the acquisition of assets of Pnu-Light Tool Works, Inc.

                                  SIGNATURES

        Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        PRO-DEX, INC.

May 11, 1996                            By:  /s/
                                           -----------------------------------
                                           George J. Isaac, Vice President and
                                           Chief Financial Officer

PRO FORMA FINANCIAL STATEMENTS
- --------------------------------------------------------------------------------

The following unaudited pro forma consolidated balance sheets as of June 30, 1995 and March 31, 1996 and the related unaudited pro forma consolidated statements of operations for the year ended June 30, 1995 and nine months ended March 31, 1996 give retroactive effect to the May 11, 1996 acquisition of Pnu-Light Tool Works, Inc. by Pro-Dex, Inc. The pro forma information is based on the historical financial statements of Pro-Dex, Inc. for the year ended June 30, 1995, and nine months ended March 31, 1996 the Pro forms financial statements of Pro-Dex, Inc. prepared in connection with the filing of the Form 8-k of Pro-Dex, Inc. reflecting the acquisition of Oregan Micro Systems, Inc. and merger of Micro Motors, Inc. with and into the Company's wholly owned subsidiary on July 26, 1995; and the historical financial statement of Pnu-Light Tool Works, Inc. for the year ended December 31, 1995, and nine months ended March 31, 1996 giving effect to the purchase method of accounting and the assumptions and adjustments described in the accompanying notes to the unaudited pro forma financial statements. The pro forma statements are presented on a consolidated basis as if the acquisitions took place on July 1, 1994.

The unaudited pro forma financial statements have been prepared based on the financial statements of the two companies included elsewhere herein. These pro forma statements may not be indicative of the results that actually would have occurred if the acquisition had actually occurred on July 1, 1994. The unaudited pro forma financial statements should be read in conjunction with the financial statements and related notes of the Companies contained herein.

PRO-DEX, INC. AND SUBSIDIARIES

PROFORMA CONSOLIDATED BALANCE SHEETS
30-Jun-95

                                                  Consolidated     Pnu-Light                 Consolidated
                                                    Pro Forma     Tool Works    Pro Forma      Pro Forma
                                  Pro-Dex, Inc.   Balance Sheet       Inc.     Adjustments   Balance Sheet
                                                   (unaudited)(1)                             (unaudited)
ASSETS

Current Assets
   Cash and cash equivalents            384,968         242,746        5,723                       248,469
   Accounts receivable, net           2,608,701       5,200,172       27,550                     5,227,722
   Inventories                        1,236,109       4,102,476       64,659                     4,167,135
   Prepaid expenses                     549,698         269,028        1,454                       270,482
   Deferred income taxes                                 37,000                                     37,000

        Total current assets          4,779,476       9,851,422       99,386                     9,950,808

Property and equipment                2,477,060       7,003,607      128,774                     7,132,381
Less accumulated depreciation         1,608,613       3,899,680       32,286                     3,931,966

        Net property and equipment      868,447       3,103,927       96,488                     3,200,415


Other Assets
   Intangible assets                     68,791      11,562,181       32,249     3,117,751 (2)  14,712,181
   Other                                  6,466         146,605       37,742       (37,742)(2)     146,605

        Total other assets               75,257      11,708,786       69,991                    14,858,786

                                      5,723,180      24,664,135      265,865                    28,010,009

LIABILITIES AND SHAREHOLDERS' EQUITY


Current Liabilities
   Current portion long term debt       104,000       1,292,000       33,190                     1,325,190
   Notes payable                        374,180         975,780       73,321                     1,049,101
   Accounts payable                     505,586       1,240,697       35,452                     1,276,149
   Income taxes payable                  10,064          10,064                                     10,064
   Accrued expenses                     184,745       1,296,787                                  1,296,787
   Deferred revenue                     155,074         155,074                                    155,074

        Total current liabilities     1,333,649       4,970,402      141,963                     5,112,365



Long Term Debt, net of current
   portion                              416,010       5,866,519      204,110                     6,070,629

Deferred Gain                            39,966          39,966                                     39,966

Shareholders' Equity
   Series A preferred stock             282,990         282,990                                    282,990
   Common stock                       5,347,445      14,559,944      505,232   1,567,485 (2)    16,632,661

   Additional paid-in capital            10,000          10,000                  927,084 (2)       937,084
   Retained earnings (deficit)       (1,706,880)     (1,034,686)    (585,440)    585,440 (2)    (1,034,686)

   Receivable from ESOP                                 (31,000)                                   (31,000)

        Net Shareholders' equity      3,933,555      13,787,248      (80,208)                   16,787,049

                                      5,723,180      24,664,135      265,865                    28,010,009

(1) Pro-forma Consolidated Balance Sheet reflects Pro-Dex, Inc.'s acquisition of Oregon Micro Systems, Inc. and merger of Micro Motors, Inc. with and into the Company's wholly owned subsidiary on July 26, 1995.

(2) To record purchase of substantially all of the assets and liabilities of Pnu-Light Tool Works, Inc. in exchange for 368,482 shares of Pro-Dex, Inc. stock.

PRO-DEX, INC. AND SUBSIDIARIES

PROFORMA CONSOLIDATED BALANCE SHEETS
  31-Mar-96

                                                         Pnu-Light                      Consolidated
                                                        Tool Works      Pro-Forma          Pro-Forma
                                       Pro-Dex, Inc.          Inc.    Adjustments      Balance Sheet
                                         (unaudited)   (unaudited)                       (unaudited)
ASSETS

Current Assets
   Cash and cash equivalents                 653,250         1,000                           654,250
   Accounts receivable, net                5,115,971        45,510                         5,161,481
   Inventories                             4,818,293        74,889                         4,893,182
   Prepaid expenses                          364,570         1,454                           366,024
   Deferred income taxes

          Total current assets            10,952,084       122,853                        11,074,937

Property and equipment                     7,203,651       135,925                         7,339,576
Less accumulated depreciation              4,168,159        32,287                         4,200,446

          Net property and equipment       3,035,492       103,638                         3,139,130


Other Assets
   Note Receivable                           350,000                                         350,000
   Intangible assets                      10,806,919        25,948      3,124,052 (1)     13,956,919
   Other                                     120,910        56,163        (56,163)(1)        120,910

          Total other assets              11,277,829        82,111                        14,427,829

                                          25,265,405       308,602                        28,641,896

LIABILITIES AND SHAREHOLDERS' EQUITY


Current Liabilities
   Current portion long term debt            907,389        33,190                           940,579
   Notes payable                           1,979,669        88,849                         2,068,518
   Accounts payable                        1,202,335
   Income taxes payable                      480,441
   Accrued expenses                        1,391,632
   Deferred revenue                          180,330

          Total current liabilities        6,141,796       122,039                         6,263,835



Long Term Debt, net of current
   portion                                 4,962,946       190,186                         5,153,132

Deferred Gain

Shareholders' Equity
   Series A preferred stock                  282,990                                         282,990
   Common stock                           14,624,944       613,987      1,458,730 (1)     16,697,661

   Additional paid-in capital                 10,000                      991,549 (1)      1,001,549
   Retained earnings (deficit)              (757,271)     (617,610)       617,610 (1)       (757,271)

   Receivable from ESOP

          Net Shareholders' equity        14,160,663        (3,623)                       17,224,929

                                          25,265,405       308,602                        28,641,896

(1) To record purchase of substantially all of the assets and liabilities of Pnu-Light Tool Works, Inc. in exchange for 368,482 shares of Pro-Dex, Inc. stock.

PRO-DEX, INC. AND SUBSIDIARIES

PRO-FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
Year Ended June 30, 1995

                                                      Consolidated    Pnu-Light                 Consolidated
                                                        Pro Forma    Tool Works     Pro Forma     Pro Forma
                                      Pro-Dex, Inc.   Statement of       Inc.     Adjustments   Statement of
                                                       Operations                                Operations
                                                       (unaudited)(1)                            (unaudited)
Revenues
   Net Sales                            6,402,619       17,495,754        3,315                   17,499,069
   Professional fees                    2,634,850        2,634,850

        Total revenue                   9,037,469       20,130,604        3,315                   20,133,919

Cost of Sales
   Cost of goods sold                   2,648,809        7,551,345        7,849                    7,559,194
   Direct expenses related to fee
      revenue                           2,347,907        2,347,907                                 2,347,907

        Total cost of sales             4,996,716        9,899,252        7,849                    9,907,101

        Gross Profit                    4,040,753       10,231,352       (4,534)                  10,226,818

Operating Expenses
   Selling                              2,080,191        3,126,583       34,482                    3,161,065
   Engineering                                             576,331      102,630                      678,961
   Genral and administrative            1,669,659        4,821,571                                 4,821,571
   Amortization expense                                    751,000                  210,000 (2)      961,000
                                        3,749,850        9,275,485      137,112                    9,622,597

        Operating income(loss)            290,903          955,867     (141,646)   (210,000)         604,221

Nonoperating income (expense)              19,419         (485,350)     (34,989)                    (520,339)
                                                                                                           0
        Income (loss) before taxes        310,322          470,517     (176,635)   (210,000)          83,882

Income taxes                               35,431          104,000       53,000                       51,000

        Net income (loss)                 274,891          366,517     (123,635)   (210,000)          32,882

Net income per share                                          0.04                                         0

Weighted average number of common
   shares outstanding                                    8,628,633                                 8,997,001

(1) Pro-Forma Statement of Operations reflects Pro-Dex, Inc.'s acquisition of Oregon Micro Systems, Inc. and merger of Micro Motors, Inc. with and into the company's wholly owned subsidiary on July 26, 1995.

(2)  To record amortizaton of goodwill and patent costs over a 15 year life.

PRO-DEX, INC. AND SUBSIDIARIES

PRO-FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
For The Nine Months Ended March 31, 1996

                                                                                        Consolidated
                                                          Pnu-Light                        Pro-Forma
                                                        Tool Works,      Pro-Forma      Statement of
                                       Pro-Dex, Inc.           Inc.    Adjustments        Operations
                                         (unaudited)    (unaudited)                      (unaudited)
Revenues
   Net Sales                              15,220,185       52,144                         15,272,329
   Professional fees                       1,763,554                                       1,763,554

        Total revenue                     16,983,739       52,144                         17,035,883

Cost of Sales
   Cost of goods sold                      6,115,376       33,878                          6,149,254
   Direct expenses related to fee
      revenue                              1,471,163                                       1,471,163

        Total cost of sales                7,586,539       33,878                          7,620,417

        Gross Profit                       9,397,200       18,266                          9,415,466

Operating Expenses
   Selling                                 2,900,883       21,572                          2,922,455
   Engineering                               397,976       98,659                            496,635
   Genral and administrative               3,599,159                                       3,599,159
   Amortization expense                      568,803                      157,500 (1)        726,303
                                           7,466,821      120,231         157,500          7,744,552

        Operating income(loss)             1,930,379     (101,965)       (157,500)         1,670,914

Nonoperating income (expense)               (573,364)     (20,695)                          (594,059)

        Income (loss) before taxes         1,357,015     (122,660)       (157,500)         1,076,855

Income taxes                                 407,104      (37,000)                           370,104

        Net income (loss)                    949,911      (85,660)       (157,500)           706,751

Net income per share                            0.11                                            0.08

(1)  To record amortizaton of goodwill and patent costs over a 15 year life

                          PNU-LIGHT TOOL WORKS, INC.
                         (A DEVELOPMENT STAGE COMPANY)

                             FINANCIAL STATEMENTS
                                      AND
                        INDEPENDENT ACCOUNTANT'S REPORT

                          FOR THE THREE MONTHS ENDED
                                MARCH 31, 1996

                                   CONTENTS



                                                              PAGE NO.

Independent Accountant's Report                                   1

Balance Sheet                                                     2

Statement of Operations                                           3

Decker & DeGood                                     3259A EAST SUNSHINE
                                                    SPRINGFIELD MISSOURI 65804
CERTIFIED PUBLIC ACCOUNTANTS                        417 887-1888
                                                    FAX 417 887-0028

To the Board of Directors
Pnu-Light Tool Works, Inc.
Springfield, Missouri

We have compiled the accompanying balance sheet of Pnu-Light Tool Works, Inc. (a development stage company), as of March 31, 1996, and the related statement of operations for the three months then ended, in accordance with the Statement on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants.

A compilation is limited to presenting in the form of financial statements information that is the representation of the owner. We have not audited or reviewed the accompanying financial statements and, accordingly, do not express an opinion or any other form of assurance on them.

The owners have elected to omit substantially all of the disclosures and the statement of cash flows required by generally accepted accounting principles. If the omitted disclosures and statement of cash flows were included it the financial statements, they might influence the user's conclusions about the Company's financial position, results of operations, and cash flows. Accordingly, these financial statements are not designed for those who are not informed about such matters.




                                           /s/ Decker & DeGood
                                           -------------------
                                               Decker & DeGood


July 11, 1996



                          A PROFESSIONAL CORPORATION

                          PNU-LIGHT TOOL WORKS, INC.
                         (A DEVELOPMENT STAGE COMPANY)
                                 BALANCE SHEET
                                MARCH 31, 1996

                                    ASSETS


CURRENT ASSETS
  Cash - Boatmen's                     $    901.30
  Cash - Wood & Houston Bank                100.00
  Accounts Receivable - Trade            27,960.00
  Inventory                              74,889.06
                                       -----------

      TOTAL CURRENT ASSETS                              $103,850.36
                                                        -----------

PROPERTY, PLANT AND
EQUIPMENT - AT COST
  Furniture & Equipment                  78,574.95
  Leasehold Improvements                 11,350.41
  Vehicles                               46,000.00
  Accumulated Depreciation              (32,286.92)
                                       -----------

      NET PROPERTY & EQUIPMENT                           103,638.44
                                                        -----------

OTHER ASSETS
  Note Receivable - Stockholder          17,550.00
  Subscriptions Receivable                   47.94
  Lease Deposits                          1,000.00
  Deposits                                  406.00
  Patent Costs                           25,919.01
  Organization Costs                      5,975.00
  Loan Fees                               5,072.00
  Accum. Amortization                   (11,018.11)
  Employee Advances                      56,161.74
                                       -----------

      TOTAL OTHER ASSETS                                 101,113.58
                                                        -----------

TOTAL ASSETS                                            $308,602.38
                                                        ===========

                     See Accountant's Compilation Report.

                          PNU-LIGHT TOOL WORKS, INC.
                         (A DEVELOPMENT STAGE COMPANY)
                                 BALANCE SHEET
                                MARCH 31, 1996



                      LIABILITIES AND STOCKHOLDERS EQUITY


CURRENT LIABILITIES
  Current Portion LT Debt                   $ 33,189.96
                                            -----------

     TOTAL CURRENT LIABILITIES                                   $ 33,189.96
                                                                 -----------

LONG-TERM DEBT
  Note Payable - Boatmen's 0001              140,239.40
  Note Payable - Stockholder                  15,905.97
  Note Payable - Boatmen's 0101               83,137.27
  Note Payable - Deloris Furgason             25,000.00
  Note Payable - Young                        30,000.00
  Note Payable - Spfld Remanufacturing        17,942.84
  Current Portion - LT Debt                  (33,189.96)
                                            -----------

      TOTAL LONG-TERM DEBT                                        279,035.52
                                                                 -----------

STOCKHOLDERS EQUITY
  Common Stock, No Par,                      613,987.12
  30,000 shares authorized,
  9758.3992 shares issued
  and outstanding
  Accumulated Deficit Beginning             (585,440.48)
  Current Earnings (Loss)                    (32,169.74)
  Accumulated Deficit Ending                (617,610.22)
                                            -----------

      TOTAL STOCKHOLDERS EQUITY                                    (3,623.10)
                                                                 -----------

TOTAL LIABILITIES and
STOCKHOLDERS EQUITY                                              $308,602.38
                                                                 ===========









                      See Accountant's Compilation Report.

                          PNU-LIGHT TOOL WORKS, INC.
                         (A DEVELOPMENT STAGE COMPANY)
                            STATEMENT OF OPERATIONS
                   FOR THE THREE MONTHS ENDED MARCH 31, 1996


                                                        Year-To-Date
                                                        ------------
REVENUES
 Sales                                                  $ 48,829.25
                                                        -----------
 TOTAL SALES                                              48,829.25
                                                        -----------
COST OF SALES
 Materials                                                26,029.20
                                                        -----------
 TOTAL COST OF SALES                                      26,029.20
                                                        -----------
 GROSS PROFIT (LOSS)                                      22,800.05
                                                        -----------
OPERATING EXPENSES
 Advertising                                               2,960.92
 Amortization                                              6,491.38
 Freight out                                                 718.75
 General                                                     134.46
 Life insurance                                              296.92
 Office supplies                                             210.08
 Postage                                                     364.08
 Professional fees                                           926.10
 Rent                                                      9,030.00
 Supplies                                                 26,162.94
 Small tools                                                 373.37
 Telephone                                                 1,713.71
 Travel & lodging                                          1,370.00
 Utilities                                                   922.05
                                                        -----------
 TOTAL EXPENSES                                           51,674.76
                                                        -----------
 OPERATING INCOME (LOSS)                                 (28,874.71)
                                                        -----------

OTHER REVENUE & EXPENSE
 Other Income                                                173.90
 Interest Expense                                          3,468.93
                                                        -----------
 INCOME BEFORE TAXES                                    $(32,169.74)
                                                        -----------
 NET INCOME (LOSS)                                      $(32,169.74)
                                                        ===========


                     See Accountant's Compilation Report.

                          PNU-LIGHT TOOL WORKS, INC.
                         (A DEVELOPMENT STAGE COMPANY)

                             FINANCIAL STATEMENTS
                                      AND
                          INDEPENDENT AUDITOR'S REPORT

                              FOR THE YEAR ENDED
                               DECEMBER 31, 1995

                                    CONTENTS

                                                          PAGE.
                                                         ------

Independent Auditor's Report                               1

Balance Sheet                                              2

Statement of Operations                                    3

Statement of Stockholders Equity
   and Retained Deficit                                    4

Statement of Cash Flows                                    5

Notes to Financial Statements                             6-10

                        [LETTERHEAD OF DECKER & DEGOOD]





                          INDEPENDENT AUDITOR'S REPORT



To the Board of Directors and Stockholders of Pnu-Light Tool Works, Inc.

We have audited the accompanying balance sheet of Pnu-Light Tool Works, Inc. (A Development Stage Company) (a Missouri Corporation) as of December 31, 1995, and the related statements of operations, stockholders equity and retained deficit, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Pnu-Light Tool Works, Inc. (A Development Stage Company) as of December 31, 1995, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.



                                          /s/ Decker & DeGood

July 10, 1996                             Decker & DeGood

                          PNU-LIGHT TOOL WORKS, INC.
                         (A DEVELOPMENT STAGE COMPANY)

                                 BALANCE SHEET

                               DECEMBER 31, 1995

      ASSETS
Current Assets:
  Cash                                       $   5,723
  Inventory                                     64,659
                                             ---------

      Total Current Assets                      70,382
                                             ---------

Fixed Assets:
  Equipment                                     71,424
  Vehicles                                      46,000
  Leasehold improvements                        11,350
                                             ---------

                                               128,774
  Accumulated depreciation                     (32,283)
                                             ---------

      Net Fixed Assets                          96,491
                                             ---------

Other Assets:
  Note receivable - shareholder                 27,550
  Deposits                                       1,406
  Patent costs, net                             22,774
  Other costs, net                               9,475
  Subscriptions receivable                          54
  Due from employees                            37,742
                                             ---------

      Total Other Assets                        99,001
                                             ---------

TOTAL ASSETS                                 $ 265,874
                                             =========

      LIABILITIES AND STOCKHOLDERS EQUITY

Current Liabilities:
  Revolving credit lines                     $  35,452
  Notes payable                                 73,321
  Current portion of long-term debt             33,190
                                             ---------

      Total Current Liabilities                141,963

Long-Term Liabilities-
  Notes payable, less current portion          204,110
                                             ---------

      Total Liabilities                        346,073
                                             ---------

Stockholders Equity:
  Common stock, no par,                        505,238
   30,000 shares authorized,
    8,410 shares issued and outstanding
  Retained deficit                            (585,437)

      Total Stockholders Equity                (80,199)
                                             ---------

TOTAL LIABILITIES AND STOCKHOLDERS EQUITY    $ 265,874
                                             =========



              See accompanying notes to the financial statements.

                          PNU-LIGHT TOOL WORKS, INC.
                         (A DEVELOPMENT STAGE COMPANY)

                            STATEMENT OF OPERATIONS

                     FOR THE YEAR ENDED DECEMBER 31, 1995


SALES                                                        $  3,315

COST OF SALES                                                   2,254
                                                            ---------

GROSS PROFIT                                                    1,061
                                                            ---------

EXPENSES
  Research and development                                     84,713
  Marketing                                                    26,448
  Amortization                                                  2,718
  General and administrative                                   28,827
  Interest                                                     37,392
                                                            ---------

       TOTAL EXPENSES                                         180,098
                                                            ---------

OPERATING LOSS                                               (179,037)

OTHER INCOME
                                                                2,406
                                                            ---------

NET LOSS                                                    $ (176,631)
                                                            ==========


              See accompanying notes to the financial statements.

                          PNU-LIGHT TOOL WORKS, INC.
                         (A DEVELOPMENT STAGE COMPANY)

             STATEMENT OF STOCKHOLDERS EQUITY AND RETAINED DEFICIT

                      FOR THE YEAR ENDED DECEMBER 31, 1995


                                                     Common Stock
                                     ----------------------------------------------
                                              Issued                Subscribed
                                     -----------------------   --------------------  Retained
                                        Shares       Amount      Shares     Amount    Deficit
                                     ------------  ---------   ---------  ---------  ---------
As of January 1, 1995                      764.97   $125,937      973.60     $10      $408,806

Shares sold                              2,303.64    379,247           -       -             -

Subscriptions sold                              -          -    4,367.58      44             -

Net loss                                        -          -           -       -       176,631
                                         --------   --------    --------    ----       -------

As of December 31, 1995                  3,068.61   $505,184    5,341.18     $54      $585,437
                                         ========   ========    ========     ===      ========



              See accompanying notes to the financial statements.

                           PNU-LIGHT TOOL WORKS,INC.
                         (A DEVELOPMENT STAGE COMPANY)

                            STATEMENT OF CASH FLOWS

                      FOR THE YEAR ENDED DECEMBER 31, 1995

CASH FLOWS FROM OPERATING ACTIVITIES:
 Net loss                                                  $ (176,631)
 Adjustments to reconcile net loss to
   net cash used for operating activities
   Depreciation                                                22,710
   Amortization                                                 2,718
 Changes in assets and liabilities
   Increase in inventory                                      (64,659)
                                                             --------

     NET CASH USED FOR OPERATING ACTIVITIES                  (215,862)
                                                             --------


CASH FLOWS FROM INVESTING ACTIVITIES
 Payments for purchase of equipment                            (5,422)
 Payments for purchase of vehicle                             (31,000)
 Payments for patent costs                                     (9,646)
 Loans to shareholder                                         (39,750)
 Advances to employees                                        (37,742)
                                                             --------

     NET CASH USED FOR INVESTING ACTIVITIES                  (123,560)
                                                             --------


CASH FLOWS FROM FINANCING ACTIVITIES
 Proceeds from issuance of common stock                       379,247
 Payments on long-term debt                                   (67,963)
 Proceeds from issuance of note payable                        26,975
 Net proceeds from revolving credit lines                       5,765
                                                             --------

     NET CASH PROVIDED BY FINANCING ACTIVITIES                344,024
                                                             --------

NET INCREASE IN CASH                                            4,602

CASH, BEGINNING                                                 1,121
                                                             --------

CASH, ENDING                                               $    5,723
                                                             ========


              See accompanying notes to the financial statements.

                           PNU-LIGHT TOOL WORKS, INC.
                         (A DEVELOPMENT STAGE COMPANY)

                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1995

NOTE A -  NATURE OF BUSINESS

Pnu-light Tool Works, Inc. (the Company) was formed in 1991 to design, develop, produce and market a proprietary line of revolutionary new direct light products which work together with pnuematic tools without using batteries or electricity. The light generates its power completely from compressed air. The products are designed for uses ranging from dental to automobile manufacturing and aircraft maintenance. Since its inception, the Company has focused on acquiring its patented design along with improving prototypes through significant research and development activities. Accordingly, the Company is considered to be in its development stages.

NOTE B - ACCOUNTING POLICIES

The financial statements and notes are representations of the Company's management, who is responsible for their integrity and objectivity. These accounting policies conform to generally accepted accounting principles and have been consistently applied in the preparation of the financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Inventories
- -----------

Inventories are stated at the lower of cost or market with cost being determined on the first-in, first-out (FIFO) method. All inventory consisted of raw materials and component parts at year end.

Depreciation
- ------------

The cost of equipment is depreciated over the estimated useful lives of the related assets using the declining balance and straight-line methods. Depreciation expense charged to operations was $22,710.

Intangibles and Other Costs
- ---------------------------

Patent and other costs are being amortized using the straight-line method over their estimated remaining lives ranging from 5 to 20 years.

                           PNU-LIGHT TOOL WORKS,INC.
                         (A DEVELOPMENT STAGE COMPANY)

                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1995



NOTE B - ACCOUNTING POLICIES (CONTINUED)

Research and Development
- ------------------------

Current operations are charged with all research, engineering and product development expenses.

Income Taxes
- ------------

The Company accounts for income taxes in accordance with Financial Accounting Standards Board Statement No. 109, "Accounting For Income Taxes." Under this method, deferred tax assets and liabilities are determined based on the differences between the financial statement and tax basis of assets and liabilities and are measured using enacted tax rates.

Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized. Due to the uncertainty regarding the Company's realization of deferred tax assets generated from net operating loss carryforwards, no deferred tax assets have been recognized by the Company.

NOTE C - RELATED PARTY TRANSACTIONS

A note receivable was received from the Company's majority stockholder bearing interest at 7% with principal and interest due on demand. The note is unsecured.

The Company has advanced funds to employees.   The advances are non-interest
bearing and unsecured.

NOTE D - LINES OF CREDIT

Lines of credit consists of various short-term borrowings against financial institutions. Total line available approximates $50,000. Interest ranges from 12% to 18% and is due monthly. The lines are unsecured.

NOTE E - NOTES PAYABLE

Short-term notes payable consists of the following:

     Notes payable to individuals bearing interest of 7%
       with interest and principal due on demand.  Notes
       are unsecured.                                         $  55,000

                           PNU-LIGHT TOOL WORKS, INC.
                         (A DEVELOPMENT STAGE COMPANY)

                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1995



NOTE E - NOTES PAYABLE (CONTINUED)

     Note payable to local corporate investor bearing
       interest of 8% due quarterly with principal due
       on demand.  Note is unsecured.                            18,321
                                                                 ------

               Total Notes Payable                            $  73,321
                                                                 ======
NOTE F - LONG-TERM DEBT

The following is a summary of long-term debt:

     Note payable - bank, payable in monthly installments
       of $3,118 including interest at prime plus 2%,
       maturing January 2001, secured by security agreement
       covering substantially all assets of the Company.      $ 150,039

     Note payable - bank, payable in monthly installments
       of $1,640 including interest at prime plus 2%,
       maturing February 2002, secured by security agreement
       covering substantially all assets of the Company.         87,261
                                                                 ------

               Total Long-Term Debt                             237,300

     Less Current Maturities of Long-Term Debt                   33,190
                                                                -------

               Net Long-Term Debt                             $ 204,110
                                                                =======

Maturities of long-term debt are as follows:

               1996                          33,190
               1997                          37,302
               1998                          40,659
               1999                          44,319
               2000                          48,308
               Thereafter                    33,522

NOTE G - COMMON STOCK

Persuant to an agreement among the Company's stockholders, Marty J. Anderson, the Company's founder, majority stockholder, president and chairman of the board, has the right of first refusal to purchase a stockholder's shares upon the exit of a stockholder or the occurrence of certain stockholder events.

                          PNU-LIGHT TOOL WORKS, INC.
                         (A DEVELOPMENT STAGE COMPANY)

                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1995


NOTE G - COMMON STOCK (CONTINUED)

Upon the approval of the Company's stockholders, Marty J. Anderson has the preemptive right to acquire additional shares of no par stock at $.01 per share to the extent necessary to maintain 51% ownership of the Company. This right was assignable by him provided that the amount held and assigned did not exceed 51%. This preemptive right will expire upon completion of the Company's research and development tax credit program provided by the State of Missouri. Expiration of this credit program occurred May 11, 1996.

Additionally, the Company's general counsel, Leland Gannaway, was provided with the same preemptive right as Marty J. Anderson to maintain 5% ownership. Further, based upon approval by the Company's board of directors, key employees or others providing assistance to the Company could acquire shares at the $.01 price.

All other shares were acquired and offered at $165 per share. All other persons subscribing to purchase shares at the $165 offering price were advised of the above preemptive rights.


NOTE H - INCOME TAXES

The Company has a net operating loss carryforward of approximately $300,000 available to offset future federal and state taxable income through 2010.


NOTE I - GOING CONCERN

These statements are presented on the basis that the Company is a going concern. Going concern contemplates the realization of assets and the satisfaction of liabilities in the normal course of business over a reasonable length of time. The Company incurred a net operating loss of $179,037, current liabilities exceeded current assets by $71,581, and stockholders deficit totaled $80,199. Those factors, as well as uncertainties surrounding the Company's ability to secure long-term financing and additional capital to fund continued research and development, inventory, receivables and market entry, create an uncertainty about the Company's ability to continue as a going concern. The financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

Subsequent to year end (see NOTE J - SUBSEQUENT EVENT), the Company acquired an interest in Prodex, Inc. in exchange for the Company's patent rights, inventory, customer receivables, other costs, vendor payables, and outstanding debt along with all future operating activities.

                          PNU-LIGHT TOOL WORKS, INC.
                         (A DEVELOPMENT STAGE COMPANY)

                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1995


NOTE J - SUBSEQUENT EVENT

On May 11, 1996, the Company received 375,000 shares of stock in Prodex, Inc. (NASDAQ: Prodex), valued at approximately $2,000,000 on May 11, 1996, as part of an agreement to assume significantly all Company assets, liabilities, operations and name. Over the next 3 years, based upon acceptable operations of Prodex's "Pnu-Light" unit and stock price, the Company could receive additional Prodex stock valued, with the above initial shares, at no less than $4,000,000. However, if Prodex's "Pnu-Light" unit does not perform at expectation, at the end of 3 years, Prodex can "unwind" the agreement and return the Company's patent rights, any additional acquired or developed technology, contracted marketing, sales or distribution rights and any other asset of value relating to the Company's original technology in return for all shares issued to the Company.